EXHIBIT 10.32
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
Supplemental Agreement No. 1
to
Purchase Agreement No. 03524
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
THIS SUPPLEMENTAL AGREEMENT is entered into as of June 30, 2011 (Supplemental Agreement No. 1) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);
     WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03524 dated as of September 30, 2010 (Purchase Agreement) relating to the purchase and sale of Model 737-800 aircraft (Aircraft);
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect Boeing’s offer and Customer’s agreement to purchase an additional eighteen (18) Aircraft in [*] and designate such incremental eighteen (18) Aircraft as Block B Aircraft (the Block B Aircraft);
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to designate the first sixty (60) Aircraft in [*] as Block A Aircraft (the Block A Aircraft). The Block A Aircraft and Block B Aircraft, collectively, are defined as the Aircraft as the context dictates;
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify the configuration of the Block A Aircraft in [*] (Exhibit A1) and the configuration of the Block B Aircraft in [*] (Exhibit A2) and the affect of such configurations on the Optional Features Price, Aircraft Basic Price and Advance Payment Base Price for each such Aircraft;
     WHEREAS, [*];
     WHEREAS, [*];
     WHEREAS, [*];
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise Letter Agreement LSQ-PA-03524-LA-1001395, Advance

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Payment Matters to include additional terms applicable to Advance Payments for the Block B Aircraft;
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise Letter Agreement LSQ-PA-03524-LA-1001396, Special Escalation and Letter Agreement LSQ-PA-03524-1001404, Special Matters, to limit the applicability of such Letter Agreements to Block A Aircraft only;
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise Letter Agreement LSQ-PA-03524-LA-1001398, Liquidated Damages — Non-Excusable Delay to include additional terms applicable to Liquidated Damages for the Block B Aircraft;
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to remove Letter Agreement No. LSQ-PA-03524-LA-1001400, Open Configuration Matters;
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add Letter Agreement No. LSQ-PA-03524-LA-1104952 [*];
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add Letter Agreement No. LSQ-PA-03524-LA-1104956 Special Matters — Block B Aircraft, to include the business considerations related to the addition of the incremental Block B Aircraft; and
     WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add Letter Agreement No. LSQ-PA-03524-LA-1104959 [*].
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1. Table of Contents.
     The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, attached as Enclosure 1, which reflects the revisions set forth in this Supplemental Agreement No. 1.
2. Table 1, Aircraft Information Table.
     (a) Table 1 to Purchase Agreement No. 3524, Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and is replaced by Table 1A to Purchase Agreement No. 3524, Aircraft Information Table — Model 737-8LH Aircraft (Block A Aircraft) and Table 1B to Purchase Agreement No. 3524, Aircraft Information Table — Model 737-8LH Aircraft (Block B Aircraft), collectively, Table 1 as the context dictates.
     (b) Table 1A to Purchase Agreement No. 3524, Aircraft Information Table — Model 737-8LH Aircraft (Block A Aircraft), attached as Enclosure 2 to this Supplemental Agreement No. 1, reflects (i) the identification of Exhibit A1 as the configuration for the Block A Aircraft and the affect of such configuration on the

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03524	2	SA-1
BOEING PROPRIETARY

Optional Features Price, Aircraft Basic Price, and Advance Payment Base Price for such Block A Aircraft (ii) [*], (iii) [*], and (iv) [*].
     (c) Table 1B to Purchase Agreement No. 3524, Aircraft Information Table — Model 737-8LH Aircraft (Block B Aircraft), attached as Enclosure 3 to this Supplemental Agreement No. 1, is added to the Purchase Agreement and reflects the addition of the Block B Aircraft to the Purchase Agreement in [*].
3. Exhibits and Supplemental Exhibits.
     (a) Exhibit A, “Aircraft Configuration” is deleted in its entirety and replaced with Exhibit A1, 737-8LH Aircraft Configuration [*] attached as Enclosure 4 to this Supplemental Agreement No. 1.
     (b) Add Exhibit A2, 737-8LH Aircraft Configuration [*] attached as Enclosure 5 to this Supplemental Agreement No. 1.
     (c) Supplemental Exhibit BFE1, BFE Variables, is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1-R1, BFE Variables, attached as Enclosure 6 to this Supplemental Agreement No. 1, which reflects the addition of the BFE on dock dates for the Block B Aircraft.
4. Letter Agreements.
     (a) Letter Agreement, LSQ-PA-03524-LA-1001393, [*], is deleted in its entirety.
     (b) Letter Agreement, LSQ-PA-03524-LA-1001395, Advance Payment Matters, is revised to include terms applicable to Block B Aircraft. Revised Letter Agreement LSQ-PA-03524-LA-1001395R1, Advance Payment Matters, is included as Enclosure 7 to this Supplemental Agreement No. 1.
     (c) Letter Agreement, LSQ-PA-03524-LA-1001396, Special Escalation, is revised to limit applicability to Block A Aircraft only. Revised Letter Agreement LSQ-PA-03524-1001396R1, Special Escalation — Block A Aircraft, is included as Enclosure 8 to this Supplemental Agreement No. 1.
     (d) Letter Agreement, LSQ-PA-03524-LA-1001400, Open Configuration Matters, is deleted in its entirety.
     (e) Letter Agreement, LSQ-PA-03524-LA-1001404, Special Matters, is revised to limit applicability to Block A Aircraft only. Revised Letter Agreement LSQ-PA-03524-1001404R1, Special Matters — Block A Aircraft, is included as Enclosure 9 to this Supplemental Agreement No. 1.
     (f) Letter Agreement, LSQ-PA-03524-LA-1104952 [*], is added to the Purchase Agreement and is included as Enclosure 10 to this Supplemental Agreement No. 1.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03524	3	SA-1
BOEING PROPRIETARY

     (g) Letter Agreement, LSQ-PA-03524-LA-1104956, Special Matters — Block B Aircraft, is added to the Purchase Agreement and is included as Enclosure 11 to this Supplemental Agreement No. 1.
     (h) Letter Agreement, LSQ-PA-03524-LA-1104959, [*], is added to the Purchase Agreement and is included as Enclosure 12 to this Supplemental Agreement No. 1.
     (i) Letter Agreement, LSQ-PA-03524-LA-1001398, Liquidated Damages — Non-Excusable Delay, is revised to include terms applicable to Block B Aircraft. Revised Letter Agreement LSQ-PA-03524-LA-1001398R1, Liquidated Damages — Non-Excusable Delay, is included as Enclosure 13 to this Supplemental Agreement No. 1.
5. Balance Due at Closing.
     Customer agrees that upon execution of this Supplemental Agreement No. 1 to transfer to Boeing’s account at JPMorgan Chase Bank, New York, New York, the sum of [*], which is the incremental increase to advance payments owing by Customer to Boeing as a result of purchasing the Block B Aircraft.
The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Katherine B. Gunal	By:	/s/ Steven F. Udvar-Házy
Its:	Attorney-In-Fact	Its:	Chairman & CEO
Attachments

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03524	4	SA-1
BOEING PROPRIETARY

Enclosure 1
TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description.
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	Aircraft Information Table — Block A Aircraft	SA-1
1B	Aircraft Information Table — Block B Aircraft	SA-1

EXHIBIT
A1	Aircraft Configuration — Model 737-8LH (July 2008 dollars)	SA-1
A2	Aircraft Configuration — Model 737-8LH (July 2010 dollars)	SA-1
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1001388	[*]
LA-1001389	[*]
LA-1001390	AGTA Matters
LA-1001391	Demonstration Flight Waiver
~~LA-1001393~~	~~[*]~~	SA-1
LA-1001394	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1001395R1	Advance Payment Matters	SA-1
LA-1001396R1	Special Escalation — Block A Aircraft	SA-1
LA-1001397	Other Matters
LA-1001398R1	Liquidated Damages Non-Excusable Delay	SA-1
LA-1001399	Loading of Customer Software
~~LA-1001400~~	~~Open Configuration Matters~~	SA-1
LA-1001401	Performance Guarantees
LA-1001402	Significant Improvement 737NG
LA-1001403	Leasing Matters
LA-1001404R1	Special Matters — Block A Aircraft	SA-1
LA-1104952	[*]	SA-1
LA-1104956	Special Matters — Block B Aircraft	SA-1
LA-1104959	[*]	SA-1

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3524	i	SA-1
BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block A Aircraft

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:	D019A001-N (1/29/2010)

Engine Model/Thrust:	CFM56-7B24	24000 pounds	Airframe Price Base Year/Escalation Formula:	[*] [*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*] [*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

						Escalation
						Estimate
		Manufacturer's	Escalation			Adv Payment
Delivery	Aircraft	Serial	Factor		Configuration	Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per A/P	[*]	[*]	[*]	[*]

[*] 2012	1	41299	[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	41300	[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	41301	[*]			[*]	[*]	[*]	[*]	[*]
[*]	4	41302	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

*[*]

SA-1
Boeing Proprietary	Page 1

Table 1A To
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block A Aircraft

						Escalation
						Estimate
		Manufacturer's	Escalation			Adv Payment
Delivery	Aircraft	Serial	Factor		Configuration	Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per	[*]	[*]	[*]	[*]

[*]	5	41303	[*]			[*]	[*]	[*]	[*]	[*]
[*]	6	41304	[*]			[*]	[*]	[*]	[*]	[*]
[*]	7	41305	[*]			[*]	[*]	[*]	[*]	[*]
[*]	8	41306	[*]			[*]	[*]	[*]	[*]	[*]
[*]	9	41307	[*]			[*]	[*]	[*]	[*]	[*]
[*]	10	41308	[*]			[*]	[*]	[*]	[*]	[*]
[*]	11	41309	[*]			[*]	[*]	[*]	[*]	[*]
[*]	12	41310	[*]			[*]	[*]	[*]	[*]	[*]
[*]	13	41311	[*]			[*]	[*]	[*]	[*]	[*]
[*]	14	41312	[*]			[*]	[*]	[*]	[*]	[*]
[*]	15	41313	[*]			[*]	[*]	[*]	[*]	[*]
[*]	16	41314	[*]			[*]	[*]	[*]	[*]	[*]
[*]	17	41315	[*]			[*]	[*]	[*]	[*]	[*]
[*]	18	41316	[*]			[*]	[*]	[*]	[*]	[*]
[*]	19	41317	[*]			[*]	[*]	[*]	[*]	[*]
[*]	20	41318	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

*[*]		SA-1
	Boeing Proprietary	Page 2

Table 1A To
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block A Aircraft

						Escalation
						Estimate
		Manufacturer's	Escalation			Adv Payment
Delivery	Aircraft	Serial	Factor		Configuration	Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per	[*]	[*]	[*]	[*]

[*]	21	41319	[*]			[*]	[*]	[*]	[*]	[*]
[*]	22	41320	[*]			[*]	[*]	[*]	[*]	[*]
[*]	23	41321	[*]			[*]	[*]	[*]	[*]	[*]
[*]	24	41322	[*]			[*]	[*]	[*]	[*]	[*]
[*]	25	41323	[*]			[*]	[*]	[*]	[*]	[*]
[*]	26	41324	[*]			[*]	[*]	[*]	[*]	[*]
[*]	27	41325	[*]			[*]	[*]	[*]	[*]	[*]
[*]	28	41326	[*]			[*]	[*]	[*]	[*]	[*]
[*]	29	41327	[*]			[*]	[*]	[*]	[*]	[*]
[*]	30	41328	[*]			[*]	[*]	[*]	[*]	[*]
[*]	31	41329	[*]			[*]	[*]	[*]	[*]	[*]
[*]	32	41330	[*]			[*]	[*]	[*]	[*]	[*]
[*]	33	41331	[*]			[*]	[*]	[*]	[*]	[*]
[*]	34	41332	[*]			[*]	[*]	[*]	[*]	[*]
[*]	35	41333	[*]			[*]	[*]	[*]	[*]	[*]
[*]	36	41334	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

*[*]		SA-1
	Boeing Proprietary	Page 3

Table 1A To
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block A Aircraft

						Escalation
						Estimate
		Manufacturer's	Escalation			Adv Payment
Delivery	Aircraft	Serial	Factor		Configuration	Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per	[*]	[*]	[*]	[*]

[*]	37	41335	[*]			[*]	[*]	[*]	[*]	[*]
[*]	38	41336	[*]			[*]	[*]	[*]	[*]	[*]
[*]	39	41337	[*]			[*]	[*]	[*]	[*]	[*]
[*]	40	41338	[*]			[*]	[*]	[*]	[*]	[*]
[*]	41	41339	[*]			[*]	[*]	[*]	[*]	[*]
[*]	42	41340	[*]			[*]	[*]	[*]	[*]	[*]
[*]	43	41341	[*]			[*]	[*]	[*]	[*]	[*]
[*]	44	41342	[*]			[*]	[*]	[*]	[*]	[*]
[*]	45	41343	[*]			[*]	[*]	[*]	[*]	[*]
[*]	46	41344	[*]			[*]	[*]	[*]	[*]	[*]
[*]	47	41345	[*]			[*]	[*]	[*]	[*]	[*]
[*]	48	41346	[*]			[*]	[*]	[*]	[*]	[*]
[*]	49	41347	[*]			[*]	[*]	[*]	[*]	[*]
[*]	50	41348	[*]			[*]	[*]	[*]	[*]	[*]
[*]	51	41349	[*]			[*]	[*]	[*]	[*]	[*]
[*]	52	41350	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

*[*]		SA-1
	Boeing Proprietary	Page 4

Table 1A To
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block A Aircraft

						Escalation
						Estimate
		Manufacturer's	Escalation			Adv Payment
Delivery	Aircraft	Serial	Factor		Configuration	Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per	[*]	[*]	[*]	[*]

[*]	53	41351	[*]			[*]	[*]	[*]	[*]	[*]
[*]	54	41352	[*]			[*]	[*]	[*]	[*]	[*]
[*]	55	41353	[*]			[*]	[*]	[*]	[*]	[*]
[*]	56	41354	[*]			[*]	[*]	[*]	[*]	[*]
[*]	57	41355	[*]			[*]	[*]	[*]	[*]	[*]
[*]	58	41356	[*]			[*]	[*]	[*]	[*]	[*]
[*]	59	41357	[*]			[*]	[*]	[*]	[*]	[*]
[*] 2017	60	41358	[*]			[*]	[*]	[*]	[*]	[*]

Total:	60

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

*[*]		SA-1
	Boeing Proprietary	Page 5

Enclosure 3
Table 1B to
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block B Aircraft

Airframe Model/MTOW:	737-800	155500 pounds

Engine Model/Thrust:	CFM56-7B24	24000 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

Detail Specification:	D019A001LSQ38P (3/31/2011)

Airframe Price Base Year/Escalation Formula:	[*]	[*]

Engine Price Base Year/Escalation Formula:	[*]	[*]

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Table 1B to
Purchase Agreement No. PA-03524
Aircraft Information Table — Model 737-8LH Aircraft — Block B Aircraft

										Escalation
										Estimate
			Manufacturer	Escalation			Optional	SPE	BFE	Adv Payment	Advance Payment Per Aircraft
Delivery	Number of		Serial	Factor		P.A.	Features Price	Estimate	Estimate	Base	(Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	Model	Number	(Airframe)	Lessee	Exhibit A	(2010$STE)	(2010$STE)	(2010$STE)	Price Per A/P	[*]	[*]	[*]	[*]

[*] 2015	1	737-8LH	42050	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42051	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42052	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42053	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42054	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-1 Page 1

Enclosure 3

										Escalation
										Estimate
			Manufacturer	Escalation			Optional	SPE	BFE	Adv Payment	Advance Payment Per Aircraft
Delivery	Number of		Serial	Factor		P.A.	Features Price	Estimate	Estimate	Base	(Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	Model	Number	(Airframe)	Lessee	Exhibit A	(2010$STE)	(2010$STE)	(2010$STE)	Price Per A/P	[*]	[*]	[*]	[*]

[*]	1	737-8LH	42055	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42056	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42057	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42058	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42059	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42060	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42061	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42062	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42063	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42064	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42065	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	737-8LH	42066	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*] 2018*	1	737-8LH	42067	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]

Total:	18
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-1 Page 2

Enclosure 4
737-8LH AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Exhibit A1 to Purchase Agreement Number PA-03524

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

A1
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 4	BOEING PROPRIETARY
Exhibit A1 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A1-3
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 4	BOEING PROPRIETARY
Exhibit A1 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A1-4
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 4	BOEING PROPRIETARY
Exhibit A1 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A1-5
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 4	BOEING PROPRIETARY
Exhibit A1 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A1-6
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5
737-8LH AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Exhibit A2 to Purchase Agreement Number PA-03524
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

A1-2
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5
Exhibit A2
AIRCRAFT CONFIGURATION
Dated June 30, 2011
relating to
BOEING MODEL 737-8LH AIRCRAFT
The Detail Specification is D019A001LSQ38 Rev NEW dated when released. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Revision N, dated January 29, 2010 as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic price reflects and includes all effects of Options upon request, except such Aircraft Basic price does not include the price effects of any Buyer Furnished Equipment or Seller Purchase Equipment.

A1-2
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5	BOEING PROPRIETARY
Exhibit A2 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A2-3
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5	BOEING PROPRIETARY
Exhibit A2 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A2-4
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5	BOEING PROPRIETARY
Exhibit A2 — LSQ 737-8LH Configuration [*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A2-5
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 5	BOEING PROPRIETARY
Exhibit A2 — LSQ 737-8LH Configuration [*]
     [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A2-6
P.A. 03524	BOEING PROPRIETARY	SA-1

Enclosure 6
BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit BFE1-R1
to Purchase Agreement Number PA-03524

LSQ-PA-03524-BFE1-R1	SA-1
BFE1-R1 Page 1
BOEING PROPRIETARY

Enclosure 6
BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-800 AIRCRAFT
     This Supplemental Exhibit BFE1-R1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
Customer will:
     Select and notify Boeing of the suppliers of the following BFE items by the following dates and will provide the part numbers to support the Initial Technical Coordination Meetings (ITCM) as scheduled between the parties:

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

*	For a new certification, supplier requires notification [*] prior to Cargo Handling System on-dock date.
2. On-dock Dates and Other Information.
     On or before [*], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in the attachment to this Supplemental Exhibit BFE1-R1.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1-R1	SA-1
BFE1-R1 Page 2
BOEING PROPRIETARY

3. Additional Delivery Requirements.
     Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

LSQ-PA-03524-BFE1
BFE1 Page 3
BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1-R1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*] 2012	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1-R1	SA-1

BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1-R1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1-R1	SA-1

BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1-R1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2018	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1-R1	SA-1

BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1-R1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1-R1	SA-1

BOEING PROPRIETARY

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001395R1
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03524-LA-1001395 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     The Purchase Agreement incorporates the terms and conditions of LSQ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1. Deferred Advance Payment Schedule.
     1.1 Alternative Advance Payment Schedule — Block A Aircraft and Block B Aircraft in [*]. Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Block A Aircraft and Block B Aircraft with deliveries in [*], as set forth in the table below (Alternative Advance Payment Schedule).

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001395R1	SA-1
Advance Payment Matters	LA Page 1
BOEING PROPRIETARY

Enclosure 7
Block A Aircraft and Block B Aircraft ([*])

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
     1.2 Alternative Advance Payment Schedule — Block B Aircraft in [*]. Notwithstanding the Aircraft advance payment schedule provided in Table 1B of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Block B Aircraft with deliveries in [*] (Alternative Advance Payment Schedule — Block B Aircraft in [*]).
Block B Aircraft in [*]

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
     1.3 [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001395R1	SA-1
Advance Payment Matters	LA Page 2
BOEING PROPRIETARY

Enclosure 7
2. [*]
3. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3. Customer shall be fully responsible to Boeing for compliance with such obligations.
4. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
     If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001395R1	SA-1
Advance Payment Matters	LA Page 3
BOEING PROPRIETARY

Enclosure 7

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 30, 2011

AIR LEASE CORPORATION

By	Steven F. Udvar-Házy
Its	Chairman & CEO

LSQ-PA-03524-LA-1001395R1	SA-1
Advance Payment Matters	LA Page 4
BOEING PROPRIETARY

Enclosure 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001396R1
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Special Escalation — Block A Aircraft

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03524-LA-1001396 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement only applies to Aircraft identified as Block A Aircraft in Table 1A to the Purchase Agreement.
1. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001396R1	SA-1
Special Escalation — Block A Aircraft	Page 1
BOEING PROPRIETARY

Enclosure 8
2. [*]
3. [*]
4. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001396R1	SA-1
Special Escalation — Block A Aircraft	Page 2
BOEING PROPRIETARY

Enclosure 8
5. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

LSQ-PA-03524-LA-1001396R1	SA-1
Special Escalation — Block A Aircraft	Page 3
BOEING PROPRIETARY

Enclosure 8

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 30, 2011

AIR LEASE CORPORATION

By	Steven F. Udvar-Házy
Its	Chairman & CEO

LSQ-PA-03524-LA-1001396R1	SA-1
Special Escalation — Block A Aircraft	Page 4
BOEING PROPRIETARY

Enclosure 8
Attachment A to
Letter Agreement LSQ-PA-03524-LA-1001396R1
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
SA-1
BOEING PROPRIETARY

Attachment A to	Enclosure 8
LSQ-PA-03524-LA-1001396R1

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
SA-1
BOEING PROPRIETARY

Enclosure 9

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001404R1
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Special Matters — Block A Aircraft

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03524-LA-1001404 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement only applies to Aircraft identified as Block A Aircraft in Table 1A to the Purchase Agreement.
1. Credit Memoranda. In consideration of Customer’s purchase of sixty (60) Block A Aircraft, at the time of delivery of each such Block A Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda.
     1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*] for each Aircraft delivering in [*] and in the amount of [*] for each Aircraft delivering in [*].
     1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operator(s). As an additional consideration and incentive for entering into a lease for the Aircraft prior to delivery of such Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of [*] for each Aircraft delivering in [*] and in the amount of [*] for each Aircraft delivering in [*]. Customer will not be permitted to assign this Leasing Credit Memorandum, without the prior written consent of Boeing.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001404R1	SA-1
Special Matters – Block A Aircraft	LA Page 1
BOEING PROPRIETARY

Enclosure 9
     1.3       [*]
     1.4      [*]
     1.5       [*]
     1.6       Escalation of Credit Memoranda.
     Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 — 1.3 are in 2008 base year dollars and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-LA-1001404R1	SA-1
Special Matters — Block A Aircraft	LA Page 2
BOEING PROPRIETARY

Enclosure 9

2.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 2. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 30, 2011

AIR LEASE CORPORATION

By	Steven F. Udvar-Házy
Its	Chairman & CEO

LSQ-PA-03524-LA-1001404R1	SA-1
Special Matters — Block A Aircraft	LA Page 3
BOEING PROPRIETARY

Enclosure 10

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1104952
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement only applies to Aircraft identified as Block B Aircraft in Table 1B to the Purchase Agreement.
1. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104952 [*]	SA-1 LA Page 1
BOEING PROPRIETARY

Enclosure 10
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104952 [*]	SA-1 LA Page 2
BOEING PROPRIETARY

Enclosure 10
2. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104952 [*]	SA-1 LA Page 3
BOEING PROPRIETARY

Enclosure 10
3. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104952 [*]	SA-1 LA Page 4
BOEING PROPRIETARY

Enclosure 10
4. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,
THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: June 30, 2011
AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy
Its	Chairman & CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104952 [*]	SA-1 LA Page 5
BOEING PROPRIETARY

Enclosure 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03524-LA-1104956
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Special Matters — Block B Aircraft

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement only applies to Aircraft identified as Block B Aircraft in Table 1B to the Purchase Agreement.
1. Credit Memoranda. In consideration of Customer’s purchase of eighteen (18) Block B Aircraft, at the time of delivery of each such Block B Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda.
     1.1 Basic Credit Memorandum. At the time of delivery of each Block B Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].
     1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operator(s). As an additional consideration and incentive for entering into a lease for the Aircraft prior to delivery of such Block B Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in the amount of [*]. Customer will not be permitted to assign this Leasing Credit Memorandum, in whole or in part, without the prior written consent of Boeing.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104956	SA-1
Special Matters — Block B Aircraft	LA Page 1
BOEING PROPRIETARY

Enclosure 11
          1.3 [*]
          1.4 [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104956	SA-1
Special Matters — Block B Aircraft	LA Page 2
BOEING PROPRIETARY

Enclosure 11
          1.5 [*]
2.	Escalation of Credit Memoranda.
          Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1, 1.2, 1.3, 1.4 and 1.5 are in base year dollars and will be escalated to the scheduled month of the respective Block B Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block B Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Block B Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).
3.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104956	SA-1
Special Matters — Block B Aircraft	LA Page 3
BOEING PROPRIETARY

Enclosure 11
4.	[*]

5.	Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5. Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104956	SA-1
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Enclosure 11
Very truly yours,
THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: June 30, 2011
AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy
Its Chairman & CEO

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Enclosure 12

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03524-LA-1104959
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
          This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement only applies to Aircraft identified as Block B Aircraft in Table 1B to the Purchase Agreement.
1.	Definitions.

[*]
     Program Aircraft means each Block B Aircraft specified in Table 1B of the Purchase Agreement as of the date of this Letter Agreement.
2.	[*]

3.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	LA Page 1
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Enclosure 12
4.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	LA Page 2
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Enclosure 12
5.	[*]

6.	[*]

7.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12
8.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 30, 2011

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy
Its	Chairman &CEO

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	LA Page 4
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Enclosure 12
ATTACHMENT A
to Letter Agreement LSQ-PA-03524-LA-1104959
[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	Attachment A Page 1
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Enclosure 12
ATTACHMENT B
to Letter Agreement LSQ-PA-03524-LA-1104959
[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	Attachment B Page 1
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Enclosure 12
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	Attachment B Page 2
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Enclosure 12
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]	Attachment B Page 3
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Enclosure 13

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001398R1
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Liquidated Damages — Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03524-LA-1001398 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
     Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.
1.	Liquidated Damages.
     Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay Payment Period) at a rate of [*] per Block A Aircraft and [*] per day per Block B Aircraft [*] per Block A Aircraft and [*] per Block B Aircraft (Liquidated Damages).
2.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13
3.	[*]

4.	[*]

5.	Exclusive Remedies.
     [*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.
6.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13
7.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.
Very truly yours,
THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: June 30, 2011
AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy
Its	Chairman & CEO

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